                                                                    Exhibit 10.2

                                 CTC MEDIA, INC.
                     (F/K/A STORYFIRST COMMUNICATIONS, INC.)
                      1997 STOCK OPTION/STOCK ISSUANCE PLAN

                                  ARTICLE ONE

                               GENERAL PROVISIONS

      I.    PURPOSE OF THE PLAN

            This 1997 Stock Option/Stock Issuance Plan is intended to promote the interests of CTC Media, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

            Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

      II.   STRUCTURE OF THE PLAN

            A.   The Plan shall be divided into two (2) separate equity
programs:

                        (i)   the  Option  Grant  Program  under  which

      eligible persons  may,  at the  discretion  of the Plan  Administrator, be granted options to purchase shares of Common Stock, and

                        (ii)  the Stock  Issuance  Program  under which
      eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock  directly,  either through the immediate purchase of such shares or as a bonus for services  rendered the
      Corporation (or any Parent or Subsidiary).

            B.   The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.     ADMINISTRATION OF THE PLAN

            A.   The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

            B.   The Plan Administrator shall have full power and authority
(subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

      IV.   ELIGIBILITY

            A.    The persons eligible to participate in the Plan are as
follows:

                        (i)   Employees,

                        (ii)  non-employee members of the Board or the
      non-employee members of the board of directors of any Parent or
      Subsidiary, and

                        (iii) consultants  and other  independent  advisors who
      provide services to the Corporation (or any Parent or Subsidiary).

            B.    The Plan Administrator shall have full authority to determine,
(i) with respect to the option grants under the Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a
Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

            C.    The Plan Administrator shall have the absolute discretion
either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

      V.    STOCK SUBJECT TO THE PLAN

            A.    The stock issuable under the Plan shall be shares of

authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed
5,000 shares(1).

_____________________
(1)  As of March 3, 2006, the 5,000 shares is adjusted to 3,460,000 shares to reflect the following events: (1) a 0.865-for-one reverse stock split of the
Corporation's common stock in August 2003; (2) a 200-for-one stock split of the
Corporation's common stock in August 2004; and (3) a four-for-one stock split of the Corporation's common stock which occurred on March 2, 2006.

            B.    Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article
Two. Unvested shares issued under the Plan and subsequently repurchased by the
Corporation, at the option exercise price paid per share, pursuant to the
Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

            C.    Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common
Stock.

                                  ARTICLE TWO

                              OPTION GRANT PROGRAM

      I.    OPTION TERMS

            Each option, whether an Incentive Option or a Non-Statutory Option, shall be evidenced by one or more documents in the form approved by the Plan
Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

            A.   EXERCISE PRICE.

                  1.    The exercise price per share shall be fixed by the Plan
Administrator in accordance with the following provisions:

                        (i)   The exercise  price per share shall not be less
      than eighty-five  percent  (85%) of the Fair  Market  Value per share of
      Common Stock on the option grant date.

                        (ii)  If the  person to whom the  option is  granted is
      a 10% Shareholder,  then the exercise price per share shall not be less than one  hundred  ten  percent  (110%) of the Fair  Market  Value per share of Common Stock on the option grant date.

                  2.      The exercise price shall become immediately due upon
exercise of the option and shall, subject to the provisions of Section I of
Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                        (i)   in  shares of Common  Stock  held for the
      requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the
      Exercise Date, or

                        (ii)  to the extent the  option is  exercised  for
      vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and
      (B) to the Corporation to deliver the

      certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

            Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the
Exercise Date.

            B.    EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

            C.    EFFECT OF TERMINATION OF SERVICE.

                  1.    The following provisions shall govern the exercise of
any options held by the Optionee at the time of cessation of Service or death:

                        (i)   Should the Optionee cease to remain in Service for
      any reason other than Disability or death, then the Optionee shall have a period of thirty (30) days following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                        (ii)  Should Optionee's Service terminate by reason of
      Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                        (iii) If the Optionee dies while holding an outstanding
      option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the
      Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option.

                        (iv)  Under no circumstances, however, shall any such
      option be exercisable after the specified expiration of the option term.

                        (v)   During the applicable post-Service exercise
      period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the
      Optionee is not otherwise at that time vested.

            2.   The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                        (i)   extend the period of time for which the option is
      to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                        (ii)  permit the option to be exercised, during the
      applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

            D.    SHAREHOLDER RIGHTS. The holder of an option shall have no
shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

            E.    UNVESTED SHARES. The Plan Administrator shall have the
discretion to grant options which are exercisable for unvested shares of Common
Stock. Should the Optionee cease Service while holding such unvested shares, the
Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the
Optionee) any of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon any option grant or any shares of Common Stock subject to the option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date.

            F.    FIRST REFUSAL RIGHTS. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the
Optionee (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

            G.    LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the
Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

            H.    WITHHOLDING. The Corporation's obligation to deliver shares of
Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

      II.   INCENTIVE OPTIONS

            The terms specified below shall be applicable to all Incentive
Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

            A.    ELIGIBILITY. Incentive Options may only be granted to
Employees.

            B.    EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common
Stock on the option grant date.

            C.    DOLLAR LIMITATION. The aggregate Fair Market Value of the
shares of Common Stock (determined as of the respective date or dates of grant)
for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the
first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the
extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

            D.    10% SHAREHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5)
years measured from the option grant date.

      III.  CORPORATE TRANSACTION

            A.    The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate
Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation's repurchase rights with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate
Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan
Administrator at the time of the option grant.

            B.    All outstanding repurchase rights shall also terminate
automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the
Plan Administrator at the time the repurchase right is issued.

            C.    Immediately following the consummation of the Corporate
Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

            D.    Each option which is assumed in connection with a Corporate
Transaction shall be appropriately adjusted, immediately after such Corporate
Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction.
Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

            E.    Notwithstanding Section III.A. of this Article Two, the Plan
Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights, with the immediate vesting of the shares of Common Stock subject to those terminated rights) upon the occurrence of a Corporate
Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction.

            F.    The Plan Administrator shall also have full power and
authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any such option shall remain exercisable for the fully-vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary
Termination. In addition, the Plan Administrator may provide that one or more of the outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest.

            G.    The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the
Federal tax laws.

                                        8

            H.    The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.   CANCELLATION AND REGRANT OF OPTIONS

            The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair
Market Value per share of Common Stock on the new option grant date.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

      I.    STOCK ISSUANCE TERMS

            Shares of Common Stock may be issued under the Stock Issuance
Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance
Agreement which complies with the terms specified below.

            A.    PURCHASE PRICE.

                  1.    The purchase price per share shall be fixed by the Plan
Administrator but shall no t be less than eighty-five percent (85%) of the Fair
Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Shareholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value.

                  2.    Subject to the provisions of Section I of Article Four,
shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                        (i)   cash or check made payable to the Corporation, or

                        (ii)  past services rendered to the Corporation (or any
      Parent or Subsidiary).

            B.    VESTING PROVISIONS.

                  1.    Shares of Common Stock issued under the Stock Issuance
Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date.

                  2.    Any new, substituted or additional securities or other
property (including money paid other than as a regular cash dividend) which the
Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to

                                       10

the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3.    The Participant shall have full shareholder rights with
respect to any shares of Common Stock issued to the Participant under the Stock
Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  4.    Should the Participant cease to remain in Service while
holding one or more unvested shares of Common Stock issued under the Stock
Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the
Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the
Participant for consideration paid in cash or cash equivalent (including the
Participant's purchase-money indebtedness), the Corporation shall repay to the
Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                  5.    The Plan Administrator may in its discretion waive the
surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of
Service or the attainment or non-attainment of the applicable performance objectives.

            C.    FIRST REFUSAL RIGHTS. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the
Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

      II.   CORPORATE TRANSACTION

            A.    Upon the occurrence of a Corporate Transaction, all
outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is granted.

            B.    Notwithstanding Section II.A. of this Article Three, the Plan
Administrator shall have the discretionary authority, exercisable either at the time the unvested

                                       11

shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event of a
Corporate Transaction, whether or not those repurchase rights are to be assigned to the successor corporation (or its parent) in connection with such Corporate
Transaction.

            C.    The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

      III.  SHARE ESCROW/LEGENDS

            Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                       12

                                  ARTICLE FOUR

                                  MISCELLANEOUS

      I.    FINANCING

            The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the Plan by delivering a full-recourse, interest-bearing promissory note payable in one or more installments and secured by the purchased shares.
However, any promissory note delivered by a consultant must be secured by property in addition to the purchased shares of Common Stock. In no event shall the maximum credit available to the Optionee or Participant exceed the sum of
(i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

      II.   EFFECTIVE DATE AND TERM OF PLAN

            A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

            B.    The Plan shall terminate upon the earliest of (i) the
expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate
Transaction. All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

      III.  AMENDMENT OF THE PLAN

            A.    The Board shall have complete and exclusive power and
authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the
Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

                                       13

            B.    Options may be granted under the Option Grant Program and
shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

      IV.   USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

      V.    WITHHOLDING

            The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

      VI.   REGULATORY APPROVALS

            The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the
Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

      VII.  NO EMPLOYMENT OR SERVICE RIGHTS

            Nothing in the Plan shall confer upon the Optionee or the
Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation
(or any Parent or Subsidiary employing or retaining such person) or of the
Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

      VIII. FINANCIAL REPORTS

            The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual

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is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

                                       15

                                    APPENDIX

      The following definitions shall be in effect under the Plan:

            A.    BOARD shall mean the Corporation's Board of Directors.

            B.    CODE shall mean the Internal Revenue Code of 1986, as amended.

            C.    COMMITTEE shall mean a committee of two (2) or more Board
members appointed by the Board to exercise one or more administrative functions under the Plan.

            D.    COMMON STOCK shall mean the Corporation's common stock.

            E.    CORPORATE TRANSACTION shall mean either of the following
shareholder-approved transactions to which the Corporation is a party:

                        (i)   a merger or consolidation in which securities
      possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                        (ii)  the sale, transfer or other disposition of all or
      substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

            F.    CORPORATION shall mean CTC Media, Inc., a Delaware
corporation.

            G.    DISABILITY shall mean the inability of the Optionee or the
Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan
Administrator deems warranted under the circumstances.

            H.    EMPLOYEE shall mean an individual who is in the employ of the
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

            I.    EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

            J.    FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                        (i)   If the Common Stock is at the time traded on the
      Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the
      Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the

                                      A-1

      date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii)  If the Common Stock is at the time listed on any Stock
      Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the
      Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (iii) If the Common Stock is at the time neither listed on any
      Stock Exchange nor traded on the Nasdaq National Market, then the Fair
      Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

            K.    INCENTIVE OPTION shall mean an option which satisfies the
requirements of Code Section 422.

            L.    INVOLUNTARY TERMINATION shall mean the termination of the
Service of any individual which occurs by reason of:

                  (i)   such individual's involuntary dismissal or discharge by
      the Corporation for reasons other than Misconduct, or

                  (ii)  such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs)
      by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

            M.    MISCONDUCT shall mean the commission of any act of fraud,
embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the
Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation
(or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the
Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the
Service of the Corporation (or any Parent or Subsidiary).

            N.    1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

            O.    NON-STATUTORY OPTION shall mean an option not intended to
satisfy the requirements of Code Section 422.

                                      A-2

            P.    OPTION GRANT PROGRAM shall mean the option grant program in effect under the Plan.

            Q.    OPTIONEE shall mean any person to whom an option is granted under the Plan.

            R.    PARENT shall mean any corporation (other than the Corporation)
in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            S.    PARTICIPANT shall mean any person who is issued shares of
Common Stock under the Stock Issuance Program.

            T.    PLAN shall mean the Corporation's 1997 Stock Option/Stock
Issuance Plan, as set forth in this document.

            U.    PLAN ADMINISTRATOR shall mean either the Board or the
Committee acting in its capacity as administrator of the Plan.

            V.    SERVICE shall mean the provision of services to the
Corporation (or any Parent or Subsidiary) by a person in the capacity of an
Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

            W.    STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

            X.    STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of
Common Stock under the Stock Issuance Program.

            Y.    STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

            Z.    SUBSIDIARY shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the
Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            AA.   10% SHAREHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

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